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                                                               Exhibit 10.21









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Return by Mail (  ) Pickup (  )  To:



                                        Document contains _____ pages

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TITLE OF DOCUMENT:

                            RIGHT OF FIRST OFFER


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PARTIES:

GRANTOR: HAWAII BREWERY DEVELOPMENT CO., INC., A HAWAII CORPORATION

GRANTEE: HAWAIIAN NATURAL WATER COMPANY, INC., A HAWAII CORPORATION

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                            RIGHT OF FIRST OFFER
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         THIS RIGHT OF FIRST OFFER is granted as of June 1, 2001, by HAWAII
BREWERY DEVELOPMENT CO., INC., a Hawaii corporation, whose principal place of business and mailing address is 2592 Makiki Heights Drive, Honolulu, Hawaii 96822 ("Grantor"), and HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation, whose principal place of business and mailing address is 98-746 Kuahao Place, Pearl City, Hawaii 96782 ("Grantee").


                            W I T N E S S E T H:

         Grantor is "Lessor" and Grantee is "Lessee" under that certain Lease Agreement (the "Lease") dated as of June 1, 2001, covering the property described in Exhibit "A" attached hereto (the "Entire Property"). As part of the consideration for the Lease, Grantor has agreed to grant to Grantee a Right of First Offer as provided herein, which Right of First Offer shall and does relate and attach to, and affect and encumber, the Entire Property and any and all parts thereof, irrespective of any: amendments to the Lease; consolidations, resubdivisions, subdivisions or other "Divisions" of the Entire Property, as contemplated and defined in the Lease; or reduction in the area of the land covered by the Lease.

         As of June 1, 2001, the effective date of the Lease and this instrument, the Entire Property was as described in Exhibit "A" attached hereto and made a part hereof. However, pursuant to Land Court Order No. 142415 recorded on June 25, 2001, the Entire Property was consolidated and resubdivided, resulting in Lots 9677 and 9678 as shown on Map 559, and as more particularly described in Exhibit "B" attached hereto and made a part hereof. Accordingly, for the period from June 1, 2001 to June 25, 2001, the "Entire Property" is as described in Exhibit "A". From and after June 25, 2001, the "Entire Property" is as described in Exhibit "B."



                                   GRANT:

         NOW, THEREFORE, in consideration of the premises, as a material inducement for the Lease, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and confessed, Grantor hereby grants to Grantee a Right of First Offer and covenants and agrees as follows:

         For a term of ten (10) years from the effective date hereof, prior to any sale of the Entire Property or any part thereof (both being hereinafter referred to as the "Premises"), Grantor shall give Grantee written notice, including a proposed sale contract executed by Grantor as the seller, specifying the terms on which Grantor will sell the Premises, and Grantee shall have thirty (30) days within which to agree to purchase the Premises on the same terms by executing a counterpart of the contract as the buyer and returning it to Lessor. Upon Grantee's failure to so


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execute and return the contract within such thirty (30) days Grantor shall be free to sell the Premises to a third party on the same material terms. Upon and after such a sale to a third party, the Lease shall continue and remain in full force and effect. If Grantor is unable to close a sale of the Premises to a third party on the same material terms, within one hundred eighty (180) days after giving Grantee the aforementioned notice, then Grantee shall have the right to receive notice of any subsequent contemplated sale or sales of the Premises, and to purchase the same, all as provided hereinabove. Grantor's and Grantee's aforesaid obligations and rights shall run with the land and be binding upon and inure to the benefit of Grantor and Grantee and their respective successors and assigns. Any sale of the Premises in violation hereof shall be voidable by Grantee. To enforce this Right of First Offer, Grantee may resort to any and all remedies available at law or in equity, including, without limitation, specific performance.

         IN WITNESS WHEREOF, Grantor has executed this indenture to be effective as of the day and year first above written.


                                           HAWAII BREWERY DEVELOPMENT CO.,
                                           INC., a Hawaii corporation


                                           By:      /s/ Marcus Bender
                                              ---------------------------------
                                                        Marcus Bender
                                                        President



STATE OF HAWAII            )
                           )   SS.
COUNTY OF HONOLULU         )

                  On this 7th day of November, 2001, before me personally appeared Marcus Bender, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.


                                     /s/ Lynn C. Sunnda
                                    -------------------------------------------
                                    Notary Public, State of Hawaii
                                    Name: Lynn C. Sunnda
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                                    My commission expires:     12-25-2001
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                                 EXHIBIT "A"
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-PARCEL FIRST:-

All of those certain parcels of land situate at Keaau, District of Puna, Island and County of Hawaii, State of Hawaii, described as follows:

LOTS A-31-B, area 2.385 acres, as shown on Map 22, and A-31-A-1, area 18.702 acres, as shown on Map 134,

filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1053 (amended) of W. H. Shipman, Limited;

TOGETHER WITH a perpetual easement of way for ingress and egress and utility purposes along, over and across Lot A-31-A-3 as set forth and reserved in Deed dated June 24, 1971, filed as Land Court Document No. 545192.

-PARCEL SECOND:-

An undivided 1/18 interest in and to all of those certain parcels of land situate at Keaau, District of Puna, Island and County of Hawaii, State of Hawaii, described as follows:

LOTS 1092-K-1, area 1.133 acres, as shown on Map 224, 1092-U, area 2.876 acres, as shown on Map 81, and 1150-B-1, area 0.428 acre, as shown on Map 457,

all filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1053(amended) of W. H. Shipman, Limited;

Being lands described in Transfer Certificate of Title No. 421,847 issued to Hawaii Brewery Development Co., Inc., a Hawaii corporation.







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                                 EXHIBIT "B"
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-PARCEL FIRST:-

All of those certain parcels of land situate at Keaau, District of Puna, Island and County of Hawaii, State of Hawaii, described as follows:

LOTS 9677, area 6.505 acres, as shown on Map 559, and 9678, area 14.587 acres, as shown on Map 559,

filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1053 (amended) of W. H. Shipman, Limited;

TOGETHER WITH a perpetual easement of way for ingress and egress and utility purposes along, over and across Lot A-31-A-3 as set forth and reserved in Deed dated June 24, 1971, filed as Land Court Document No. 545192.

-PARCEL SECOND:-

An undivided 1/18 interest in and to all of those certain parcels of land situate at Keaau, District of Puna, Island and County of Hawaii, State of Hawaii, described as follows:

LOTS 1092-K-1, area 1.133 acres, as shown on Map 224, 1092-U, area 2.876 acres, as shown on Map 81, and 1150-B-1, area 0.428 acre, as shown on Map 457,

all filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1053(amended) of W. H. Shipman, Limited;

Being lands described in Transfer Certificate of Title No. 421,847 issued to Hawaii Brewery Development Co., Inc., a Hawaii corporation.




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